Exhibit 4(u)



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                      THE EMPIRE DISTRICT ELECTRIC COMPANY

                                       TO

                          HARRIS TRUST AND SAVINGS BANK

                                       AND

              STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.


                                                                        Trustees



                               ------------------



                           *A* SUPPLEMENTAL INDENTURE


                                 Dated as of *B*


                               ------------------


            (Supplemental to Indenture dated as of September 1, 1944)


                                -----------------

                                      $*C*

                 First Mortgage Bonds, [*D*% Series due *E*]*V*



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                                       -2-


                  (See Accompanying Legend on Final Two Pages)


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                               TABLE OF CONTENTS(1)

                                                                            Page

Parties....................................................................

Recitals...................................................................

Form of Bond...............................................................

Form of Principal Trustee's Certificate of Authentication..................

Granting Clauses...........................................................

Property Now Owned or Hereafter Acquired...................................

Subject to Permitted Encumbrances, Liens on After
  Acquired Property and Certain Vendor's Liens.............................

Habendum...................................................................

Grant in Trust.............................................................

Defeasance.................................................................

General Covenant...........................................................


----------

1 This Table of Contents is not a part of the annexed supplemental Indenture as executed.

                                    ARTICLE I

                Creation and Description of First Mortgage Bonds,
                            [*D*% Series Due *E*]*V*.

Section 1.   Title and Terms................................................

             Bonds to be dated as of authentication date....................

             Record Date....................................................

             Restriction on transfer or exchange............................

             Denominations..................................................

             Registrable and interchangeable, tax or government charge......

             No service charge on exchange or transfer......................

             Book-entry procedures..........................................

Section 2.   Issue of Bonds of the New Series limited to $*C*.
               All or a portion of Bonds of Series
               may be authenticated prior to recording
               of this Supplemental Indenture...............................

                                   ARTICLE II

                     Redemption of Bonds of the New Series.

Section 1.   Rights of redemption
             [Also redeemable under Sinking Fund............................]*F*

Section 2.   Manner and method of redemption................................

Section 3.   Bondholder agrees to accept payment
               upon terms of this Article...................................

                                  [ARTICLE III

            Sinking and Improvement Fund for Bonds of the New Series.

Section 1.  Sinking Fund Payment Dates......................................

Section 2.  Amount of Sinking Fund Payment..................................

Section 3.  (a) Satisfaction of Sinking Fund requirement in lieu of cash payment, by surrender of Bonds of the New
                Series or by a credit on basis of net property
                additions ..................................................

            (b) Right to anticipate Sinking Fund requirements by
                surrender of Bonds or credit on account of Bonds
                previously redeemed.........................................

            (c) Restriction on Bonds available for surrender or
                credit on Sinking Fund......................................

Section 4.  All cash paid to be applied to retirement of Bonds of the New Series ............................................

Section 5.  Sinking Fund Redemption Price...................................

Section 6.  Description of "statement", to be delivered to Principal
              Trustee ......................................................

Section 7.  Procedure if credit taken for net property additions............

Section 8.  Net property additions utilized as a credit to become funded property ..............................................

Section 9.  Application of cash (Sinking Fund Cash) to redemption of
              Bonds of the New Series Form of Notice of Redemption..........

            Principal Trustee may, upon failure of Company, give
              notice of redemption, at expense of Company...................

            Interest ceases to accrue on bonds called for redemption,
              unless Company fails to make payment of redemption
              price ........................................................

            Bonds redeemed or retired under this Article to be cancelled....]*P*

                                   ARTICLE IV

                      Dividends and Similar Distributions.

            Covenants in ss. 4.11 of the Indenture to continue in
              effect so long as any Bonds of the New Series are
              outstanding...................................................

                                    ARTICLE V

                                  The Trustees.

            The Trustees accept the trusts created by this
              Supplemental Indenture and agree to perform the same
              upon terms set forth in the Original Indenture as
              supplemented .................................................

                                   ARTICLE VI

                            Miscellaneous Provisions.

Section 1.  Provision regarding legal holidays..............................

Section 2.  Original Indenture, as supplemented and amended, ratified and confirmed .......................................

Section 3.  This Supplemental Indenture may be executed in counterparts.....

Section 4.  Rights conferred only on holder of bonds, Company and Trustees..

Testimonium.................................................................

Signatures and Seals .......................................................

Acknowledgments.............................................................

     *A* SUPPLEMENTAL INDENTURE, dated as of *B*, between The Empire District Electric Company, a corporation organized and existing under the laws of the State of Kansas (hereinafter called the "Company"), party of the first part, and Harris Trust and Savings Bank, a corporation organized and existing under the laws of the State of Illinois and having its principal place of business at 111 West Monroe Street, in the City of Chicago, Illinois, and State Street Bank and Trust Company of Missouri, N.A., a national banking association organized and existing under the laws of the United States of America and having its principal corporate trust office in the City of St. Louis, Missouri (successor to Mercantile Bank of Western Missouri, Joplin, MO as set out in Resignation and Appointment Agreement dated July 28, 1997, recorded with the Recorder of Deeds in Carthage, MO and successor at Book 1558, Pages 502-509) (hereinafter sometimes called respectively the "Principal Trustee" and the "Missouri Trustee" and together the "Trustees" and each thereof a "Trustee"), as Trustees, parties of the second part.

     WHEREAS the Company has heretofore executed and delivered to the Trustees its Indenture of Mortgage and Deed of Trust, dated as of September 1, 1944 (hereinafter sometimes referred to as the "Original Indenture"), to secure an issue of First Mortgage Bonds of the Company, issuable in series, and created thereunder a series of bonds designated as First Mortgage Bonds, 3 1/2% Series due 1969, being the initial series of bonds issued under the Original Indenture; and

     WHEREAS the Company has heretofore executed and delivered to the Trustees *G* Supplemental Indentures supplemental to the Original Indenture as follows:

     Title                                                         Dated

First Supplemental Indenture...........................as of June 1, 1946
Second Supplemental Indenture..........................as of January 1, 1948
Third Supplemental Indenture...........................as of December 1, 1950
Fourth Supplemental Indenture..........................as of December 1, 1954
Fifth Supplemental Indenture...........................as of June 1, 1957
Sixth Supplemental Indenture...........................as of February 1, 1968
Seventh Supplemental Indenture.........................as of April 1, 1969
Eighth Supplemental Indenture..........................as of May 1, 1970
Ninth Supplemental Indenture...........................as of July 1, 1976
Tenth Supplemental Indenture...........................as of November 1, 1977
Eleventh Supplemental Indenture........................as of August 1, 1978
Twelfth Supplemental Indenture.........................as of December 1, 1978
Thirteenth Supplemental Indenture......................as of November 1, 1979

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                                      -2-


Fourteenth Supplemental Indenture......................as of September 15, 1983
Fifteenth Supplemental Indenture.......................as of October 1, 1988
Sixteenth Supplemental Indenture.......................as of November 1, 1989
Seventeenth Supplemental Indenture.....................as of December 1, 1990
Eighteenth Supplemental Indenture......................as of July 1, 1992
Nineteenth Supplemental Indenture......................as of May 1, 1993
Twentieth Supplemental Indenture.......................as of June 1, 1993
Twenty-First Supplemental Indenture....................as of October 1, 1993
Twenty-Second Supplemental Indenture...................as of November 1, 1993
Twenty-Third Supplemental Indenture....................as of November 1, 1993
Twenty-Fourth Supplemental Indenture...................as of March 1, 1994
Twenty-Fifth Supplemental Indenture....................as of November 1, 1994
Twenty-Sixth Supplemental Indenture....................as of April 1, 1995
Twenty-Seventh Supplemental Indenture..................as of June 1, 1995
Twenty-Eighth Supplemental Indenture...................as of December 1, 1996
Twenty-Ninth Supplemental Indenture....................as of April 1, 1998
Thirtieth Supplemental Indenture.......................as of July 1, 1999
          *G*

some for the purpose of creating an additional series of bonds and of conveying additional property of the Company, and some for the purpose of modifying or amending provisions of the Original Indenture (the Original Indenture, all said Supplemental Indentures and this Supplemental Indenture are herein collectively called the "Indenture"); and

     [WHEREAS the Company has acquired certain additional property hereinafter described or mentioned and, in compliance with its covenants in the Original Indenture, desires, by this *A* Supplemental Indenture, to evidence the subjection of such additional property to the lien of the Indenture; and] *F*

     WHEREAS provided by the Original Indenture, the Board of Directors of the Company, by resolution, has authorized a new series of bonds, to mature *E*, and to be designated as "First Mortgage Bonds, [*D*% Series due *E*]*V*," and has authorized provisions permitted by the Original Indenture in respect of the bonds of said series; and

     WHEREAS the Board of Directors of the Company has authorized the Company to enter into this *A* Supplemental Indenture (herein sometimes referred to as "this *A* Supplemental Indenture" or "this Supplemental Indenture") conveying to the Trustees and subjecting to the lien of the Indenture the property hereinafter described or mentioned, creating and designating the new series of bonds, and specifying the form and provisions of the bonds of said series provided or permitted by the Original Indenture; and

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                                      -3-


     WHEREAS the texts of the First Mortgage Bonds, [*D*% Series due *E*]*V*, and of the Principal Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the forms following, respectively:

                                 [Form of Bond]
                                     [Face]
                      THE EMPIRE DISTRICT ELECTRIC COMPANY
                               First Mortgage Bond
                            [*D*% Series Due *E*]*V*
                            [Interest Rate: *D*%]*X*
                                     Due *E*

No.                                                           $..........

     The Empire District Electric Company, a corporation organized and existing under the laws of the State of Kansas (hereinafter sometimes called the "Company"), for value received, hereby promises to pay to or registered assigns, on *E* (unless this bond shall have been called for previous redemption and provision made for the payment of the redemption price thereof)*N*, Dollars ($ ) at its office or agency in the city of Chicago, Illinois, and to pay interest thereon at said office or agency at the rate per annum specified in the title hereof from *R*, or from the most recent interest payment date to which interest has been paid or duly provided for on the bonds of this series, semi-annually on *H* and *H* in each year, commencing on *I*, until the Company's obligation with respect to such principal sum shall be discharged. The principal of and the premium, if any, and the interest on this bond shall be payable in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. The interest so payable on any *H* or *H* will, subject to certain exceptions provided in the *A* Supplemental Indenture referred to on the reverse hereof, be paid to the person in whose name this bond is registered at the close of business on the *J* or *J* next preceding such *H* or *H*. Notwithstanding anything in the Original Indenture or this Supplemental Indenture to the contrary, so long as the bonds of this series are in a book-entry only system, payment of principal of and interest on this bond will be in accordance with arrangements with The Depository Trust Company, a New York corporation ("DTC").

     Reference is made to the further provisions of this bond set forth on the reverse hereof. Such provisions shall for all purposes have the same effect as though fully set forth at this place.


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                                      -4-


     This bond shall not be valid or become obligatory for any purpose until the certificate of authentication endorsed hereon shall have been signed by Harris Trust and Savings Bank or its successor, as a Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, The Empire District Electric Company has caused this bond to be signed in its name by the facsimile signature of its President or a Vice President, and its corporate seal to be imprinted hereon and attested by the facsimile signature of its Secretary or an Assistant Secretary.

Dated:

                                      The Empire District Electric Company,


                                      By.....................................
                                                                    President
Attest:


 .............................
                    Secretary


                                 [Form of Bond]
                                    [Reverse]

     This bond is one of an issue of bonds of the Company, known as its First Mortgage Bonds, issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement or other fund, established in accordance with the provisions of the indenture hereinafter mentioned may afford additional security for the bonds of any particular series) by a certain indenture of mortgage and deed of trust, dated as of September 1, 1944, made by the Company to Harris Trust and Savings Bank and State Street Bank and Trust Company of Missouri, N.A., as Trustees (hereinafter called the "Trustees"), and certain indentures supplemental thereto, including a Third Supplemental Indenture, a Sixth Supplemental Indenture, a Seventh Supplemental Indenture, an Eighth Supplemental Indenture, a Fourteenth Supplemental Indenture, a Twenty-Fourth Supplemental Indenture, a Thirtieth Supplemental Indenture and a *A* Supplemental Indenture (dated respectively as of December 1, 1950, February 1, 1968, April 1, 1969, May 1, 1970, September 15, 1983, March 1,
1994,

July 1, 1999 and *B*) made by the Company to the Trustees (said indenture of mortgage and deed of trust and all indentures supplemental thereto being hereinafter collectively called the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged, the nature and extent of the security, the rights and limitations of rights of the Company, the Trustees, and the holders of said bonds, and the terms and conditions upon which said bonds are secured, to all of the provisions of which Indenture, including the provisions permitting the issuance of bonds of any series for property which, under the restrictions and limitations therein specified, may be subject to liens prior to the lien of the Indenture, the holder, by accepting this bond, assents. To the extent permitted by, and as provided in, the Indenture, the rights and obligations of the Company and of the holders of said bonds may be changed and modified, with the consent of the Company, by the holders of at least 60% in aggregate principal amount of the bonds then outstanding, such percentage being determined as provided in the Indenture, or in the event that one or more but less than all of the series of bonds then outstanding are affected by such change or modification, by the holders of 60% in aggregate principal amount of the outstanding bonds of such one or more series so affected. Without the consent of the holder hereof no change or modification of the rights and obligations of the Company and of the holders of the bonds shall be made which will extend the time of payment of the principal of or the interest on this bond or reduce the principal amount hereof or the rate of interest hereon or will otherwise modify the terms of payment of such principal or interest (other than changes in any sinking or other fund) or will permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any of the mortgaged property, or will deprive any non-assenting bondholder of a lien upon the mortgaged property for the security of such bondholder's bonds, subject to certain exceptions, or will, except as provided above, reduce the percentage of bonds required for the aforesaid action under the Indenture. This bond is one of a series of bonds designated as the First Mortgage Bonds, [*D*% Series due *E*]*V*, of the Company.

     [This bond is subject to redemption prior to maturity, upon not less than thirty nor more than sixty days' prior notice, all as more fully provided in the Indenture, (a) through the operation of the Sinking Fund provided for this series in the Indenture, on *L* and on each *M* thereafter prior to maturity, at the [applicable] principal amount thereof [set forth in the table below], together with accrued interest to the date fixed for redemption, and (b) at the option of the

Company, - on and after *R*, at any time as a whole or from time to time in part, at the principal amount thereof, with accrued interest to the date fixed for redemption and the applicable premium (expressed as a percentage of the principal amount) set forth in the table below for the twelve-month period beginning *M* in the appropriate year under the heading "Optional Redemption Premium":



                              Sinking                                Sinking
              Optional         Fund                  Optional         Fund
             Redemption      Redemption              Redemption     Redemption
  Year        Premium          Price        Year     Premium          Price
--------- --------------- --------------- -------- ------------- ---------------
   *T*           *U*            *U* %         *T*       *U*            *U* %







; provided, however, that this bond may not be redeemed pursuant to clause (b) above prior to *R*, directly or indirectly as a part of, or in anticipation of, any refunding operation involving the incurring of indebtedness having an interest cost to the Company (calculated in accordance with accepted financial practice and before deduction of commissions and expenses) of less than *D* per annum.]*O*

     If this bond shall be called for redemption in whole or in part, and payment of the redemption price shall be duly provided by the Company as specified in the Indenture, interest shall cease to accrue hereon (or on the portion hereof to be redeemed) from and after the date of redemption fixed in the notice thereof.]*N*

     The principal of this bond may be declared or may become due before the maturity hereof, on the conditions, in the manner and at the times set forth in the Indenture, upon the happening of a default as therein defined.

     This bond is transferable by the registered owner hereof in person or by his duly authorized attorney at the office or agency of the Company in the city of Chicago, Illinois, upon surrender and cancellation of this bond, and thereupon a new bond of this series, for a like principal amount, will be issued to the transferee in exchange therefor, as provided in the Indenture. If this bond is transferred or exchanged between a record date, as defined in the aforementioned *A* Supplemental Indenture, dated as of *B*, and the interest payment date in respect thereof, the new bond or bonds will bear interest from such interest payment date unless the interest payable on such date is not duly paid or provided for on such date. The Company and the Trustees and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes. This bond, alone or with other bonds of this series, may in like manner be exchanged at such office or agency for one or more new bonds of this series in authorized denominations, of the same aggregate principal amount, all as provided in the Indenture. Upon each such transfer or exchange the Company may require the payment of any stamp or other tax or governmental charge incident thereto.

     No recourse under or upon any covenant or obligation of the Indenture, or of any bonds thereby secured, or for any claim based thereon, or otherwise in any manner in respect thereof, shall be had against any incorporator, subscriber to the capital stock, stockholder, officer or director, as such, of the Company, whether former, present or future, either directly, or indirectly through the Company or the Trustees or either of them, by the enforcement of any subscription to capital stock, assessment or otherwise, or by any legal or equitable proceeding by virtue of any statute or otherwise (including, without limiting the generality of the foregoing, any proceeding to enforce any claimed liability of stockholders of the Company based upon any theory of disregarding the corporate entity of the Company or upon any theory that the Company was acting as the agent or instrumentality of the stockholders), any and all such liability of incorporators, stockholders, subscribers, officers and directors, as such, being released by the holder hereof, by the acceptance of this bond, and being likewise waived and released by the terms of the Indenture under which this bond is issued.

     Whenever the beneficial ownership of this bond is determined by a book-entry at a securities depository for the bonds, the foregoing requirements of holding, delivering or transferring this bond shall be modified to require the appropriate person or entity to meet the requirements of the securi-ties depository as to registering or transferring the book-entry to produce the same effect.

                             -----------------------


                          [FORM OF PRINCIPAL TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]

     This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                         Harris Trust and Savings Bank,
                                   As Trustee,


                         By..............................................
                                                      Authorized Officer.

and

     WHEREAS the Company represents that all acts and things necessary have happened, been done, and been performed, to make the First Mortgage Bonds, [*D*% Series due *E*]*V*, when duly executed by the Company and authenticated by the Principal Trustee, and duly issued, the valid, binding and legal obligations of the Company, and to make the Original Indenture, the aforementioned *G* Supplemental Indentures and this Supplemental Indenture valid and binding instruments for the security thereof, in accordance with their terms;

     NOW, THEREFORE, THIS *A* SUPPLEMENTAL INDENTURE WITNESSETH: That The Empire District Electric Company, the Company herein named, in consideration of the premises and of One Dollar ($1.00) to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of and the interest on all bonds from time to time outstanding under the Indenture, according to the terms of said bonds and of the coupons attached thereto, has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Harris Trust and Savings Bank and State Street Bank and Trust Company of Missouri, N.A., as Trustees, and their respective successor or successors in the trust, and its or their assigns forever, the following property, with the same force and effect and subject to the same reservations and exceptions, as though specifically described in the granting clauses of the Original Indenture, that is to say:



                      [INSERT HERE DESCRIPTION OF PROPERTY]




     ALSO all other property, whether real, personal or mixed (except as in the Original Indenture expressly excepted) of every nature and kind and wheresoever situated now owned or hereafter acquired by the Company;

     TOGETHER with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of ss. 8.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property, and every part and parcel thereof;

     SUBJECT, HOWEVER, to permitted encumbrances as defined in the Original Indenture and, as to any property hereafter acquired by the Company, to any lien thereon existing, and to any liens for unpaid portions of the purchase money placed thereon at the time of such acquisition, and also subject to the provisions of Article 12 of the Original Indenture.

     TO HAVE AND TO HOLD the same, unto the Trustees and their and each of their respective successors and assigns forever;

     IN TRUST, NEVERTHELESS, upon the terms and trusts set forth in the Indenture, so that the same shall be held specifically by the Trustees under and subject to the terms of the Indenture in the same manner and for the same trusts, uses and purposes as if said properties had been specifically contained and described in the Original Indenture;

     PROVIDED, HOWEVER, and these presents are upon the condition that, if the Company, its successors or assigns, shall pay or cause to be paid unto the holders of the bonds the principal and interest, and premium, if any, to become due in respect thereof at the times and in the manner stipulated therein and in the Indenture and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estate and rights thereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

     AND THE COMPANY, for itself and its successors, does hereby covenant and agree to and with the Trustees, for the benefit of those who shall hold the bonds and the coupons appertaining thereto, or any of them, issued or to be issued under the Indenture, as follows:

                                   ARTICLE I

                CREATION AND DESCRIPTION OF FIRST MORTGAGE BONDS,
                            [*D*% SERIES DUE *E*]*V*.


     Section 1. A new series of bonds to be issued under and secured by the Indenture is hereby created, to be designated as First Mortgage Bonds, [*D*% Series due *E*]*V* (herein sometimes called the "Bonds of the New Series" or "Bonds"). The Bonds of the New Series shall be limited to an aggregate principal amount of *C* Dollars ($*C*), excluding any Bonds of the New Series which may be authenticated in lieu of or in substitution or exchange for other Bonds of the New Series pursuant to the provisions of Article 2 or of ss. 15.09 of the Original Indenture. Said Bonds and the certificate of authentication of the Principal Trustee to be endorsed upon the Bonds shall be substantially in the forms hereinbefore recited, respectively. Each Bond shall be dated as of the date of its authentication and all Bonds of the New Series shall mature and shall bear interest at the rate of *D*% per annum, payable semi-annually on *H* and *H* in each year, commencing *I*; both principal and interest shall be payable at the office or agency of the Company in the City of Chicago, Illinois, and in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. [The Bonds shall be initially authenticated and delivered from time to time upon delivery to the Principal Trustee of the documents required by the Indenture, including a resolution of the Board of Directors of the Company, or the Executive Committee thereof specifying the principal amount of the Bonds of the New Series to be issued on the specified date of issuance, the numbers, denominations, date or dates, maturity date or dates, redemption prices and interest rate or rates of such Bonds of the New Series; provided, that no Bond of the New Series shall mature on a date less than nine months or more than thirty years from the date of issue and provided further, that all Bonds of the New Series having the same date of maturity shall be identical as to rate of interest and terms of redemption, if redeemable.

     Each Bond of the New Series shall be dated as of the date of its authentication. Each Bond of the New Series shall bear interest at such rate or rates per annum and have such other terms and provisions as the Board of Directors of the Company, or the Executive Committee thereof, may determine. Such interest shall be payable semi-annually on *H* and *H* in each year, commencing *I*; both principal and interest shall be payable at the office or agency of the Company in the city of Chicago, Illinois, and in any coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     The definitive Bonds of the New Series shall be issued in fully registered form without coupons of the denomination of $ *Y* or any larger number that is an integral multiple of $1,000.

     Bonds of the New Series which are to be deposited upon issuance with The Depository Trust Company or such other depositary designated by the Board of Directors or a committee authorized by such Board of Directors shall be issued in the form of one or more global securities. Upon issuance, all Bonds having the same date, maturity date, redemption provisions and interest rates shall be represented by a single global security.] *Z*

     The holder of any Bond on any record date (as hereinbelow defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Bond upon any exchange or transfer thereof subsequent to the record date and prior to such interest payment date, except if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond (or any Bond or Bonds issued upon transfer or ex-change thereof) is registered on a date fixed by the Company, which shall be not more than fifteen and not less than ten days before the date of payment of such defaulted interest. The term "record date" as used in this Section with respect to any interest payment date shall mean the close of business on the *J* or *J*, as the case may be, next preceding such interest payment date, whether or not such *J* or *J* shall be a legal holiday or a day on which banking institutions in the state of Illinois are authorized by law to remain closed.

     The Company shall not be required to make any transfer or exchange of any Bonds for a period of ten days next preceding any selection of Bonds for redemption, nor shall it be required to make transfers or exchanges of any bonds which shall have been selected for redemption in whole or in part.

     Bonds of the New Series shall be registered Bonds in book-entry form or in definitive form without coupons in denominations of $1,000 and any integral multiple of $1,000 which may be executed by the Company and delivered to the Principal Trustee for authentication and delivery.

     The Bonds of the New Series shall be registrable and interchangeable at the office or agency of the Company in the city of Chicago, Illinois, in the manner and upon the terms set forth in ss. 2.05 of the Original Indenture, upon payment of such an amount as shall be sufficient to reimburse the Company for, or to pay, any stamp or other tax or governmental charge incident thereto.

     Notwithstanding the provisions of ss. 2.08 of the Original Indenture, no service or other charge will be made for any exchange or transfer of any Bond of the New Series.

     If the Bonds of the New Series are to be issued in book-entry form only, notwithstanding any provision of the Indenture to the contrary, unless the Company shall otherwise direct (which direction shall promptly be given at the written request of The Depository Trust Company ("DTC")), all Bonds of the New Series shall be registered in the name of Cede & Co., as nominee of DTC, as registered owner of the Bonds of the New Series, and held in the custody of DTC. Unless otherwise requested by DTC, a single certificate will be issued and delivered to DTC. Beneficial owners of Bonds of the New Series will not receive physical delivery of Bond certificates except as hereinafter provided. For so long as DTC shall continue to serve as securities depository for the Bonds of the New Series as provided herein, all transfers of beneficial ownership in-terests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds of the New Series is to receive, hold or deliver any Bond certificate.

     With respect to Bonds of the New Series registered in the name of Cede & Co., as nominee of DTC, the Trustees and the Company shall have no responsibility or obligation to the securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations on whose behalf DTC was created to hold securities to facilitate the clearance and settlement of securities transactions among DTC participants ("DTC Participants") or to any person on whose behalf a DTC Participant holds an interest in the Bonds of the New Series. Without limiting the immediately preceding sentence, the Trustees and the Company shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any DTC Participant with respect to any ownership interest in the Bonds of the New Series, (ii) the delivery to any DTC Participant or any other person, other than the registered owner of the Bonds of the New Series, of any notice with respect to the Bonds of the New Series, including any notice of redemption, or (iii) the payment to any DTC Participant or any other person, other than the registered owner of the Bonds of the New Series, of any amount with respect to principal of or premium, if any, or interest on the Bonds of the New Series.

     If the Bonds of the New Series are to be issued in book-entry form only, replacement Bonds may be issued directly to beneficial owners of Bonds of the New Series other than DTC, or its nominee, but only in the event that (i) DTC determines not to continue to act as securities depository for the Bonds of the New Series (which determination shall become effective by the giving of reasonable notice to the Company or the Principal Trustee); or (ii) the Company has advised DTC of its determination (which determination is conclusive as to DTC and beneficial owners of the Bonds of the New Series) to terminate the services of DTC as securities depository for the Bonds of the New Series; or
(iii) the Company has determined (which determination is conclusive as to DTC and the beneficial owners of the Bonds of the New Series) that the interests of the beneficial owners of the Bonds of the New Series might be adversely affected if such book-entry only system of transfer is continued. Upon occurrence of the event set forth in (i) above, the Company shall use its best efforts to attempt to locate another qualified securities depository. If the Company fails to locate another qualified securities depository to replace DTC, the Company shall direct the Principal Trustee to cause to be authenticated and delivered replacement Bonds of the New Series, in certificated form, to the beneficial owners of the Bonds of the New Series. In the event that the Company makes the determination described in (ii) or (iii) above (provided that the Company undertakes no obligation to make any investigation to determine the occurrence of any events that would permit the Company to make any such determination), and has made provisions to notify the beneficial owners of Bonds of the New Series of such determination by mailing an appropriate notice to DTC, the Company shall cause to be issued replacement Bonds of the New Series in certificated form to beneficial owners of the Bonds of the New Series as shown on the records of DTC provided to the Principal Trustee and the Company.

     Whenever, during the term of the Bonds of the New Series, the beneficial ownership thereof is determined by a book-entry at DTC, the requirements in the Original Indenture or this Supplemental Indenture relating to holding, delivering or transferring Bonds or selection of Bonds to be redeemed shall be deemed modified to require the appropriate person or entity to meet the requirements of DTC as to registering or transferring the book-entry to produce the same effect.

     If the Bonds of the New Series are to be issued in book-entry form only, notwithstanding any provision of the Original Indenture or this Supplemental Indenture to the contrary, all Bonds of the New Series issued hereunder, if DTC so requires, shall bear a legend substantially to the following effect:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     If the Bonds of the New Series are to be issued in book-entry form only, the Company and the Principal Trustee shall enter into a letter of representations with DTC to imple-ment the book-entry only system of Bond registration described above.

     If at any time DTC ceases to hold the Bonds of the New Series, all references herein to DTC shall be of no further force or effect.

     Section 2. The Bonds of the New Series described in Section 1 of this Article, in the aggregate principal amount of *C* Dollars ($*C*), shall be executed by the Company and delivered to the Principal Trustee and, upon compliance with all the provisions and requirements of the Original Indenture in respect thereof, all or any portion of the Bonds of the New Series may, from time to time, be authenticated by the Principal Trustee and delivered (without awaiting the filing or recording of this Supplemental Indenture) in accordance with the written order or orders of the Company.


                                   ARTICLE II

                     Redemption of Bonds of the New Series.


     Section 1. The Bonds of the New Series, in the manner provided in Article 5 of the Original Indenture, shall be redeemable at any time [on or after *R* and]*F* prior to maturity, in whole or in part, at the option of the Company, at the principal amount of the Bonds so to be redeemed and accrued interest to the date fixed for redemption together with any applicable premium as specified under the heading "Redemption Premium" in the form of Bond set forth in this Supplemental Indenture. [provided, however, that no Bonds of the New Series may be so redeemed prior to *R*, directly or indirectly as a part of, or in anticipation of, any refunding operation involving the incurring of indebtedness having an interest cost to the Company (calculated in accordance with accepted financial practice and before deduction of commissions and expenses) of less than *D*% per annum.]*O*

     [The Bonds of the New Series shall also be redeemable through the operation of the Sinking Fund therefor in the manner, to the extent and at the Sinking Fund Redemption Price[s] provided for in Article III of this Supplemental Indenture.]*N*

     Section 2. The provisions of ss. 5.03, ss. 5.04 and ss. 5.05 of the Original Indenture shall be applicable to Bonds of the New Series. The principal amount of Bonds of the

Series registered in the name of any holder and to be redeemed on any partial redemption shall be $1,000, or a multiple thereof.

     Section 3. The holder of each and every Bond of the New Series issued hereunder hereby, and by accepting the Bond, agrees to accept payment thereof prior to maturity on the terms and conditions provided for in Articles II [and III]*N* hereof.


                                  ARTICLE III

            Sinking and Improvement Fund for Bonds of the New Series.

     Section 1. For the purpose of this Article, the *L* and each *M* thereafter, to and including *R*, are called Sinking Fund Payment Dates.

     Section 2. The Company covenants and agrees that it will on *L* create, and so long as any Bonds of the New Series are outstanding maintain, a Sinking and Improvement Fund for the Bonds of New Series, and that, except as in this Article otherwise permitted, it will pay to the Principal Trustee on or before each Sinking Fund Payment Date, so long as any Bonds of the New Series are outstanding, for the account of such Sinking and Improvement Fund, cash sufficient in amount to retire *Q* principal amount of Bonds of the New Series, at the [applicable] Sinking Fund Redemption Price provided for in Section 5 of this Article.

     Section 3. (a) The Company may satisfy all or any part of its obligations under this Article otherwise than by payment of cash as provided in
Section 2 hereof by (i) the delivery to the Principal Trustee of bonds of the New Series theretofore acquired by the Company, subject to compliance with paragraph (c) of this Section 3, and each such Bond shall be received by the Principal Trustee in lieu of cash in an amount equal to the [applicable] Sinking Fund Redemption Price of such Bond or (ii) utilizing as a credit any net property additions which might otherwise be made the basis for the authentication and delivery of bonds under the provisions of Article 3 of the Original Indenture and which the Company elects to make the basis of a credit under this Article. Such net property additions shall be accepted by the Principal Trustee in lieu of cash in an amount equal to 60% of the amount of such net property additions.

     (b) The Company shall also have the right at any time and from time to time to anticipate payment of all or any part of any one or more Sinking Fund payments (but not, in respect of any particular Sinking Fund payment, after the delivery to the Principal Trustee of the statement of the Company required by
Section 6 of this Article) and to receive a credit on its obligations under this Article, to the extent of the [applicable] Sinking Fund Redemption Price in respect of

          (1) any Bonds of the New Series theretofore acquired by the Company and then or theretofore delivered by it to the Principal Trustee for cancellation, or

          (2) any Bonds of the New Series previously redeemed, or called for redemption, and no longer outstanding,

subject to compliance with paragraph (c) of this Section 3, by delivery to the Principal Trustee of a statement of the Company setting forth in detail the Sinking Fund payments or parts thereof which the Company elects to anticipate, and the principal amount of the Bonds of the New Series the retirement of which under clauses (1) and/or (2) above is made the basis of such anticipated payment or payments, and otherwise showing compliance with the requirements of this
Section 3.

     [(c) No Bond shall be made the basis of a credit under this Article upon any Sinking Fund payment or anticipated payment (i) if such Bond shall have been acquired, retired, redeemed or called for redemption by operation of the Sinking Fund or any maintenance, improvement or other fund under the Indenture or by the use of the proceeds of insurance on, or of the release or other disposition of, any funded property or by use as provided in ss. 3.10 of the Original Indenture of any cash deposited under ss. 3.08 of the Original Indenture or (ii) if the acquisition, retirement, redemption or call for redemption of such Bond has theretofore been made the basis for the issue of any bond or the withdrawal of cash or the taking of a credit under any of the provisions of the Indenture.]*P*

     Section 4. All cash paid by the Company to the Principal Trustee pursuant to the provisions of this Article shall be applied to the redemption of Bonds of the New Series as provided in this Article.

     Section 5. The Sinking Fund Redemption Price applicable to Bonds of the New Series to be retired under the provisions of this Article shall be the [percentage of the] principal amount thereof [set forth under the heading Sinking Fund

Redemption Price in the form of Bond set forth in this Supplemental Indenture] together with accrued interest to the redemption date (herein referred to as the "Sinking Fund Redemption Price").

     Section 6. The Company will at least sixty days prior to each Sinking Fund Payment Date (except in a case where the Sinking Fund Payment due on such date shall have been anticipated in full pursuant to Section 3(b) of this Article) deliver a statement of the Company to the Principal Trustee stating (i) the aggregate principal amount of Bonds of the New Series acquired by the Company which it intends to deliver to the Principal Trustee on such Sinking Fund Payment Date pursuant to Section 3(a)(i) of this Article on account of such Sinking Fund obligation (or on account of all or any part of the unanticipated balance thereof) and otherwise showing compliance with said
Section 3(a)(i), and (ii) the amount of net property additions which the Company intends to use as a credit to such Sinking Fund obligation pursuant to Section 3(a)(ii) of this Article.

     Section 7. In case credit under this Article is taken in whole or in part on the basis of net property additions, the Company shall comply with all provisions of the Indenture which would be applicable if such net property additions were made the basis of an application for the authentication of bonds as provided in ss. 3.04 of the Original Indenture except as hereinafter in this Section provided.

     In any such case, the Company shall file with the Principal Trustee appropriate documents evidencing compliance with all such applicable provisions; provided, however, that in no such case shall the Company be required to deliver to the Principal Trustee any resolution or documents such as are described in subdivisions (1), (2) and (6) of ss. 3.06 of the Original Indenture, or any opinions with respect to the authorization of the issuance of bonds by governmental authorities and by the Company and with respect to tax laws applicable to the issuance of bonds, or to comply with any earnings requirements, or, unless the Principal Trustee shall so request, to comply with the requirements of the proviso in subdivision (8) of ss. 3.06 of the Original Indenture.

     Section 8. In case any net property additions shall be utilized as a basis for credit under this Article, the property additions included therein shall forthwith become funded property (as defined in ss. 1.07 of the Original Indenture), and the engineer's certificate filed with the Principal Trustee pursuant to Section 7 of this Article shall be considered as though it had been filed pursuant to subdivision (3) of ss. 3.06 of the Original Indenture for the purposes of Clause (A) of said subdivision (3); provided, however, that any net property additions certified in such engineer's certificate in excess of the amount utilized for such credit may be added to, and treated as part of, the "unapplied balance of property additions" (as defined in ss. 1.05 of the Original Indenture) and be available for any purpose for which the "unapplied balance of property additions" is available under the Indenture, and for the purpose of a credit under this Article. Any certificate executed pursuant to the provisions of ss. 3.06 of the Original Indenture shall give effect to the provisions of this Section.

     Section 9. On each Sinking Fund Payment Date, it shall be the duty of the Principal Trustee to apply the cash paid to it under this Article for the account of the Sinking Fund (hereinafter called "Sinking Fund Cash") to the redemption of Bonds of the New Series at the Sinking Fund Redemption Price. Such redemption, including the selection of the Bonds or portions thereof to be redeemed, shall be carried out in the manner provided in Article 5 of the Original Indenture, and the portion of any Bond of the New Series to be redeemed shall be $1,000 or a multiple thereof.

     Each notice of redemption shall state (i) the date of redemption (which shall be the next succeeding Sinking Fund Payment Date), (ii) the place of redemption (which shall be the main office of the Principal Trustee in the city of Chicago, Illinois, (iii) the Sinking Fund Redemption Price, (iv) the numbers and principal amount of Bonds of the New Series of each owner to be then redeemed in whole or in part and (v) that on the date fixed for redemption interest on such Bonds of the New Series, or portion of Bonds of the New Series to be redeemed, shall cease.

     In case any Bond of the New Series shall be redeemed in part only, said notice shall also specify (i) the principal amount thereof to be redeemed and
(ii) that, upon the presentation of such Bond of the New Series for partial redemption, a new Bond or Bonds of the New Series of an aggregate principal amount equal to the unredeemed portion of such Bond of the New Series will be issued in lieu thereof; and in such case the Company shall execute, and the Principal Trustee shall authenticate and deliver to or upon the written order of the owner of any such Bond of the New Series, at the expense of the Company, a Bond or Bonds of the New Series (but only in authorized denominations) for the principal amount of the unredeemed portion of such Bond of the New Series or, at the option of the owner of such Bond, the Principal Trustee shall, upon presentation thereof for the purpose, make a notation thereon of the payment of the portion thereof so called for partial redemption.

     In case the Company shall fail to give to the Principal Trustee evidence to its satisfaction that notice of redemption as in this Article provided will be given, the Principal Trustee may, at the expense of the Company, give such notice with the same effect as if such notice had been given by the Company as hereinbefore required.

     Notice of redemption having been given in the manner hereinabove provided, the Bonds of the New Series (or the specified portions thereof) so to be redeemed shall, on the Sinking Fund Payment Date designated in such notice, become due and payable at the Sinking Fund Redemption Price; and from and after such Sinking Fund Payment Date so designated, interest on the Bonds of the New Series so called for redemption (or in the case of a partial redemption, on the portion thereof to be redeemed) shall cease to accrue, unless default shall be made by the Company in the payment of the Sinking Fund Redemption Price.

     All Bonds of the New Series redeemed or retired under the provisions of this Article shall forthwith be cancelled, and the Principal Trustee shall note on its records the fact of such cancellation and shall deliver the Bonds of the New Series so cancelled to or upon the written order of the Company.]*P*


                                   ARTICLE IV

                      Dividends and Similar Distributions.

     The Company hereby covenants that, so long as any of the Bonds of the New Series shall remain outstanding, the covenants and agreements of the Company set forth in ss. 4.11 of the Original Indenture as heretofore supplemented (except for the last sentence of Section 4.11 of the Original Indenture) shall be and remain in full force and effect and be duly observed and complied with by the Company, notwithstanding that no First Mortgage Bonds, 3 1/2% Series due 1969, remain outstanding.

                                   ARTICLE V

                                  The Trustees.

     The Trustees accept the trusts created by this Supplemental Indenture upon the terms and conditions hereof and agree to perform such trusts upon the terms and conditions set forth in the Original Indenture as heretofore supplemented and in this Supplemental Indenture set forth. In general, each and every term and condition contained in Article 13 of the Original Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

                                   ARTICLE VI

                            Miscellaneous Provisions.

     Section 1. If the date for making any payment of principal, interest, or premium, if any, or the last date for performance of any act or the exercising of any right, as provided in this Supplemental Indenture, shall be a legal holiday or a day on which banking institutions in the city of Chicago, Illinois, are authorized by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized by law to remain closed, with the same force and effect as if done on the nominal date provided in this Supplemental Indenture, and no interest shall accrue for the period after such nominal date.

     Section 2. The Original Indenture as heretofore and hereby supplemented and amended is in all respects ratified and confirmed; and the Original Indenture, this Supplemental Indenture and all other indentures supplemental to the Original Indenture shall be read, taken and construed as one and the same instrument. Neither the execution of this Supplemental Indenture nor anything herein contained shall be construed to impair the lien of the Original Indenture as heretofore supplemented on any of the property subject thereto, and such lien shall remain in full force and effect as security for all bonds now outstanding or hereafter issued under the Indenture. All terms defined in Article 1 of the Original Indenture, as heretofore supplemented, for all purposes of this Supplemental Indenture, shall have the meanings therein specified, unless the context otherwise requires.

     Section 3. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument

     Section 4. Nothing in this Supplemental Indenture contained, shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustees any right or interest to avail himself of any benefit under any provision of the Indenture, as heretofore supplemented and amended, or of this Supplemental Indenture.

     IN WITNESS WHEREOF, The Empire District Electric Company, party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed by its President or a Vice President, and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf; and Harris Trust and Savings Bank and State Street Bank and Trust Company of Missouri, N.A., parties of the second part, have each caused its corporate name to be hereunto affixed, and this instrument to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary for and in its behalf, all as of the day and year first above written.

                                     THE EMPIRE DISTRICT ELECTRIC COMPANY


                                     By _________________________
                                        Name:
                                        Title:


[Corporate Seal]

Attest:


-------------------------------
Name:
Title:

Signed, sealed and delivered by THE EMPIRE DISTRICT ELECTRIC COMPANY in the presence of:


-------------------------------
Name:


-------------------------------
Name:

                          HARRIS TRUST AND SAVINGS BANK,
                            as Trustee


                          By___________________________
                            Name:
                            Title:


[Corporate Seal]

Attest:


-------------------------------
Name:
Title:

Signed, sealed and delivered by
  HARRIS TRUST AND SAVINGS BANK
  in the presence of:


-------------------------------
Name:


-------------------------------
Name:

                                       STATE STREET BANK AND
                                         TRUST COMPANY OF
                                         MISSOURI, N.A.
                                                    as Trustee


                                       By_______________________
                                         Name:
                                         Title:

[Corporate Seal]

Attest:


-------------------------------
Name:
Title:


Signed, sealed and delivered by
     STATE STREET BANK AND
       TRUST COMPANY OF
       MISSOURI, N.A. in
     the presence of:


-------------------------------
Name:


-------------------------------
Name:

State of Missouri  )
                   :  ss.:
County of Jasper   )


     Be It Remembered, and I do hereby certify, that on this _____ day of _____, before me, a Notary Public in and for the County and State aforesaid, personally appeared __________, the ___________ of The Empire District Electric Company, a Kansas corporation __________ and __________ , the __________ of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such __________ and __________, respectively, and as the persons who subscribed the name and affixed the seal of said The Empire District Electric Company, one of the makers thereof, to the foregoing instrument as its ___________ and __________, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

     And the said __________ and __________, being each duly sworn by me, severally deposed and said: that they reside in ___________; that they were at that time and __________, of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said ___________, and the said instrument was signed by said __________, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

     In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

     My commission expires

[Notarial Seal]


                                                  ----------------------
                                                       Notary Public

State of Illinois )
                  :  ss.:
County of Cook    )


     Be It Remembered, and I do hereby certify, that on the _____ day of _____ , before me, a Notary Public in and for the County and State aforesaid, personally appeared __________, __________ of Harris Trust and Savings Bank, an Illinois corporation and __________ of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such __________ and _________, respectively, and as the persons who subscribed the name and affixed the seal of said Harris Trust and Savings Bank one of the makers thereof, to the foregoing instrument as its __________ and __________, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

     And the said __________ and __________, being each duly sworn by me, severally deposed and said: that they reside in __________; that they were at that time respectively __________ and __________, of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said __________, and the said instrument was signed by said __________, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

     In Testimony Whereof, I have hereunto set my hand and affixed my official and notarial seal at my office in said County and State the day and year last above written.

     My commission expires

[Notarial Seal]


                                          ----------------------
                                                Notary Public

State of Missouri  )
                   :  ss.:
City of St. Louis  )


     Be It Remembered, and I do hereby certify, that on this _____ day of _____, before me, a Notary Public in and for the County and State aforesaid, personally appeared __________, __________ of State Street Bank and Trust Company of Missouri, N.A., a national banking association organized under the laws of the United States of America, and _________, __________ of said corporation, who are both to me personally known, and both personally known to me to be such officers and to be the identical persons whose names are subscribed to the foregoing instrument as such ___________ and __________, respectively, and as the persons who subscribed the name and affixed the seal of said State Street Bank and Trust Company of Missouri, N.A., one of the makers thereof, to the foregoing instrument as its __________ and ___________, and they each acknowledged to me that they, being thereunto duly authorized, executed the same for the uses, purposes and consideration therein set forth and expressed, and in the capacities therein stated, as their free and voluntary act and deed, and as the free and voluntary act and deed of said corporation.

     And the said __________ and __________ , being each duly sworn by me, severally deposed and said: that they reside in ___________; that they were at that time respectively __________ and __________ of said corporation; that they knew the corporate seal of said corporation, and that the seal affixed to said instrument was such corporate seal, and was thereto affixed by said __________, and the said instrument was signed by said __________, in pursuance of the power and authority granted them by the By-Laws of said corporation, and by authority of the Board of Directors thereof.

     In Testimony Whereof, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My commission expires

[Notarial Seal]


                                               -----------------------
                                                     Notary Public

                                     LEGEND


     The following descriptions correspond to the dates, amounts and other information not contained in this Form of Supplemental Indenture, and are to be determined as appropriate for the series of bonds created under the designed Supplemental Indenture.

*A*  Insert applicable number of the Supplemental Indenture.

*B*  Insert applicable date of the Supplemental Indenture.

*C*  Insert principal amount authorized by applicable Supplemental Indenture.

*D*  Insert applicable interest rate.

*E*  Insert applicable maturity date of series.

*F* Bracketed information to be included or deleted based on the provisions of the Bonds.

*G*  Insert applicable information concerning preceding Supplemental Indentures.

*H*  Insert applicable interest payment dates.

*I*  Insert first interest payment date.

*J*  Insert applicable record dates.

*K*  Insert initial applicable authentication date.

*L* Insert applicable date for the first sinking fund redemption including year, month and day.

*M*  Insert applicable annual sinking fund date, month and day.

*N*  Delete or revise to reflect actual redemption provisions, if any.

*O*  Delete or revise provision to reflect actual refunding protection, if any.

*P*  Delete or revise to reflect actual sinking fund provisions, if any.

*Q*  Insert applicable principal amount.

*R*  Insert applicable date.

*S*  Insert applicable principal amount.

*T*  Insert applicable year.

*U*  Insert applicable amount.

*V* If the Supplemental Indenture relates to Secured Medium-Term Notes, replace bracketed information with "Secured Medium-Term Notes, Series *W*".

*W*  Insert applicable series designation.

*X* Bracketed information to be included if the Supplemental Indenture relates to Secured Medium-Term Notes.

*Y*  Insert applicable minimum principal amount.

*Z* Bracketed information will replace preceding sentence if the Supplemental Indenture relates to Secured Medium-Term Notes.